UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 16, 2018

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California		90067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 16, 2018, Air Lease Corporation (the “Company”) consummated a public offering of $550,000,000 aggregate principal amount of its 2.500% Senior Notes due 2021 (the “2021 Notes”) and $700,000,000 aggregate principal amount of its 3.250% Senior Notes due 2025 (the “2025 Notes” and, together with the 2021 Notes, the “Notes”). The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-207308) (the “Registration Statement”) filed with the Securities and Exchange Commission on October 6, 2015, as supplemented by the prospectus supplement, dated January 8, 2018.

The Company intends to use the net proceeds from the Notes offering, which are estimated to be approximately $1.230 billion, after deducting the underwriting discount and estimated offering expenses payable by the Company, for general corporate purposes, which may include, among other things, the purchase of commercial aircraft and the repayment of existing indebtedness. Affiliates of the underwriters in the Notes offering may receive a portion of the net proceeds to the extent the Company uses any net proceeds to repay indebtedness under which certain of such underwriters or their affiliates are lenders. Pending any specific application, the Company may temporarily invest the net proceeds in short-term investments, including marketable securities.

The Notes are governed by an Indenture, dated as of October 11, 2012 (the “Base Indenture”), as amended and supplemented by (i) with respect to the 2021 Notes, a Sixteenth Supplemental Indenture, dated as of January 16, 2018 (the “Sixteenth Supplemental Indenture” and, together with the Base Indenture, the “2021 Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), and (ii) with respect to the 2025 Notes, a Seventeenth Supplemental Indenture, dated as of January 16, 2018 (the “Seventeenth Supplemental Indenture” and, together with the Base Indenture, the “2025 Indenture” and, the 2025 Indenture together with the 2021 Indenture, the “Indentures”), between the Company and the Trustee.

The 2021 Notes will mature on March 1, 2021 and will bear interest at a rate of 2.500% per annum, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2018. The 2025 Notes will mature on March 1, 2025 and will bear interest at a rate of 3.250% per annum, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2018. The Company may redeem all or part of the 2021 Notes, at its option, at any time and from time to time prior to March 1, 2021 at a purchase price equal to 100% of the aggregate principal amount of the 2021 Notes plus an Applicable Premium (as defined in the Sixteenth Supplemental Indenture) and accrued and unpaid interest, if any, to the redemption date. The Company may redeem all or part of the 2025 Notes, at its option, at any time and from time to time (i) prior to January 1, 2025 at a purchase price equal to 100% of the aggregate principal amount of the 2025 Notes plus an Applicable Premium (as defined in the Seventeenth Supplemental Indenture) and accrued and unpaid interest, if any, to the redemption date or (ii) on or after January 1, 2025 at a purchase price equal to 100% of the aggregate principal amount of the 2025 Notes plus accrued and unpaid interest, if any, to the redemption date. If a Change of Control Repurchase Event (as defined in the Sixteenth Supplemental Indenture or the Seventeenth Supplemental Indenture, as applicable) occurs, the holders of the 2021 Notes or the 2025 Notes, as applicable, may require the Company to purchase all or a portion of their Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the purchase date.

The Notes are senior unsecured obligations of the Company and will rank equal in right of payment with any existing and future senior indebtedness of the Company, without giving effect to collateral arrangements. The Notes will be effectively subordinated to all secured indebtedness of the Company to the extent of the value of the pledged assets and will be structurally subordinated to all indebtedness and other liabilities of any subsidiary of the Company. The Notes will be senior in right of payment to any existing and future obligations of the Company that are expressly subordinated or junior in right of payment to the Notes pursuant to a written agreement.

The Indentures governing the Notes contain customary covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur liens on assets and the ability of the Company to consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions under the Indentures. The Indentures also provide for customary events of default with respect to the Notes, including the failure to pay scheduled principal and interest payments on the Notes, the failure to comply with covenants specified in the applicable Indenture, the acceleration of certain other indebtedness resulting from an event of default under the agreement governing that indebtedness or non-payment of that indebtedness, and certain events of insolvency. If any event of default occurs and is continuing under an Indenture, the principal of, and any accrued and unpaid interest on, the applicable Notes may become due and payable.

The foregoing description of the Base Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture and the Notes is not complete and is qualified in its entirety by reference to (i) the complete text of the Base Indenture filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-3 (File No. 333-184382) filed with the Securities and Exchange Commission on October 11, 2012 and incorporated by reference herein, (ii) the complete text of the Sixteenth Supplemental Indenture, which includes the form of the 2021 Notes, filed as Exhibit 4.2 hereto and incorporated by reference herein and (iii) the complete text of the Seventeenth Supplemental Indenture, which includes the form of the 2025 Notes, filed as Exhibit 4.3 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation.

The information contained under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of October 11, 2012, between Air Lease Corporation and Deutsche Bank Trust Company Americas, as trustee (filed as Exhibit 4.4 to Air Lease Corporation’s Registration Statement on Form S-3 (File No. 333-184382) filed with the Securities and Exchange Commission on October 11, 2012).

4.2	Sixteenth Supplemental Indenture, dated as of January 16, 2018, between Air Lease Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.3	Seventeenth Supplemental Indenture, dated as of January 16, 2018, between Air Lease Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.4	Form of 2021 Note (included in Exhibit 4.2).

4.5	Form of 2025 Note (included in Exhibit 4.3).

5.1	Opinion of O’Melveny & Myers LLP, dated January 16, 2018.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR LEASE CORPORATION

Date: January 16, 2018

	By:	/s/ Gregory B. Willis
	Name:	Gregory B. Willis
	Title:	Executive Vice President and
Chief Financial Officer